EXHIBIT 10.7

Shareholders’ Voting Proxy Agreement

This Shareholders’ Voting Proxy Agreement (this “Agreement”) is entered into by and between the following parties in Wuhan China on June 30th, 2009:

Party A:  Wuhan Vogue-Show Jewelry Co., Ltd., a Wholly-Owned Foreign Enterprise (“WOFE”) registered in Wuhan of the PRC, with legal registered office at 5th Floor 1-3, No. Te 13, Economic Development Zone, Jiang’an District, Wuhan.

Party B:  Wuhan Kingold Jewelry Co., Ltd (“Party B”), a corporation incorporated and validly existing in the territory of the PRC pursuant to the law of the PRC with business license registration number:  420100000023089 and legal registered office at No. Te 15, Huangpu Science and Technology Park, Jiang’an District, Wuhan.

Party C:  Each of the shareholders of Wuhan Kingold Jewelry Co., Ltd listed on Table 1 (collectively, the “Kingold Shareholders” or individually, the “Shareholder”)

In this Agreement, Party A, Party B and the Kingold Shareholders collectively are referred to as “all parties” and each of them is referred to as “a party”.

WHEREAS:

1.           Wuhan Kingold Jewelry Co., Ltd is a corporation incorporated and validly existing in the territory of the PRC pursuant to the law of the PRC with legal registered office at No. Te 15, Huangpu Science and Technology Park, Jiang’an District, Wuhan.

2.           On the day of the execution of this Agreement, the Kingold Shareholders duly and legally hold 95% shares of Party B.  The percentage of shares held by each Shareholder are listed on Table 1 attached hereto.

3.           Kingold Shareholders desire to entrust Party A or any person designed by Party A (“Designee”) as their proxy with the power to exercise the Kingold Shareholders’ voting rights at the shareholders’ meetings of Party B or by written consents.

4.           Party A agrees to accept the above commission.

NOW, THEREFORE, with the consensus reached through negotiation, all parties have entered into this Agreement and agreed to abide by it pursuant to the applicable laws and regulations of the PRC.

Clause 1.	Voting Proxy

1.           Each of the Kingold Shareholders irrevocably grants and entrusts Party A or any of Party A’s Designees to be their exclusive proxy to exercise their voting rights that a Kingold Shareholder would have at a shareholders’ meeting or by written consent (hereinafter referred to as “Commissioned Voting”) for the maximum period permitted pursuant to law of PRC and in accordance with and within the limitations of the laws of the PRC and the Articles of Association of Party B, including but not limited to the following rights:

(1)           to attend and participate in the shareholders’ meetings of Party B as the voting proxy of the Kingold Shareholders;

(2)           to vote on the matters proposed at the shareholders’ meetings on behalf of the Kingold Shareholders, including voting on the appointment and election of the directors and supervisors of Party B;

(3)           to call the shareholders’ meetings of Party B; and

(4)           all other shareholder voting rights as stipulated in the Articles of Association of Party B.

2.           Party B and each of the Kingold Shareholders shall assume the responsibility as arising from and in relation to the exercise of the Commissioned Voting by Party A or any of Party A’s Designees.

3.           Party B and each of the Kingold Shareholders agrees that Party A will not require the opinion or approval of Kingold Shareholders before its exercise of the Commissioned Voting, unless otherwise provided in this Agreement; however, after any resolution at a shareholders’ meeting is adopted, Party A shall inform Party B of such resolution in a timely manner.

4.           Party A may from time to time establish and amend rules which govern how Party A or its Designee shall exercise the Commissioned Voting, including, but not limited to, the quorum required to authorize or take any action and to execute documents evidencing such action, and Party A shall take action pursuant to such rules.

Clause 2.	Representations and Warranties

1.           Each party respectively represents and warranties to the other parties that, on the day of execution of this Agreement:

(1)           They have the right to execute this Agreement and the capability to perform the obligation pursuant to this Agreement;

(2)           They have carried out all necessary internal decision-making procedures, obtained proper authority, acquired all the necessary consents and approvals of any requisite third party and government authority to enter into and perform this Agreement and this Agreement does not violate the laws and contracts binding or affecting them; and

(3)           Once executed, this Agreement will constitute the legal, valid, binding obligation of each party and each party will be subject to compulsory enforcement pursuant to the terms and conditions of this Agreement.

2.           Party A represents and undertakes to the Kingold Shareholders that:

(1)           Party A agrees to accept the commission of the Kingold Shareholders pursuant to Clause 1 of this Agreement and exercise shareholder voting and other rights pursuant to this Agreement on behalf of the Kingold Shareholders.

(2)           Party A agrees that, where necessary, within the scope stipulated in Paragraph 1 of Clause 1 herein, it will grant the Commissioned Voting to a Designee appointed by Party A.

(3)           Party A undertakes that, if the Kingold Shareholders request, it will report the operations of Party B to the Kingold Shareholders and consider the reasonable suggestions from the Kingold Shareholders.

3.           Party B and Kingold Shareholders, jointly and severally, undertake and represent to Party A that:

(1)           Notwithstanding any change to the capital structure of Party B, each of the Kingold Shareholders will grant Party A to exercise its shareholder’s voting rights on behalf of the Kingold Shareholders, provided that such Kingold Shareholder holds the equity interest in Party B.

(2)           Without the written consent of Party A, the Kingold Shareholders will not transfer, entrust or confer their equity interest in Party B to any other party, including but not limited to individuals, entities, enterprises, partnerships, joint ventures and non-profit organizations other than Party A or Party A’s Designee.

(3)           Party B and each of the Kingold Shareholders acknowledges that each of them will continue to perform this agreement even if one or more of such shareholders no longer holds the equity interest of Party B.

(4)           Without the written consent of Party A, the Kingold Shareholders shall not make any decisions for the production and operation of Party B.

(5)           Party B and each of the Kingold Shareholders hereby acknowledges that the obligation of Party B and each of the Kingold Shareholders under this Agreement are separate and if any Kingold Shareholder does not hold the equity interest in Party B or shall no longer be a Kingold Shareholder, the obligation of Party B and the other Kingold Shareholder parties shall remain in full force and effect, and such party shall continue performing this Agreement.

(6)           Unless others directed by Party A, Kingold Shareholder, shall not directly exercise the Commissioned Voting that have been granted to Party A or its Designee.

(7)           Each of the Kingold Shareholders owns the shares of Party B set forth below on Table 1, free and clear of all liens and encumbrances, and none of the Kingold Shareholders have granted to anyone, other than Party A or its Designee, a power of attorney or proxy over any of such shares or in such Kingold Shareholder’s rights as a shareholder of Party B.  Party B and each of the Kingold Shareholders further represent and warrant that the execution and delivery of this Agreement by such Kingold Shareholder will not violate any laws, regulations, judicial or administrative orders, arbitration awards, agreements, contracts or covenants applicable to each of the Kingold Shareholders.

Clause 3.	Exercise of the Commissioned Voting

1.           Each of the Kingold Shareholders agree, that, within the scope stipulated in Paragraph 1 of Clause 1 herein, Party A may grant the Commissioned Voting to a Designee and assume any legal responsibility as arising from and in relation to the exercise of the Commissioned Voting by such Designee.

2.           Party B and the Kingold Shareholders will provide sufficient assistance to the exercise of the Commissioned Voting by Party A or its Designee, including the prompt execution of related shareholders’ meeting resolutions and other legal instruments where necessary.

3.           If, at any time within the period of this Agreement, the conferring or exercise of the Commissioned Voting under this Agreement cannot be exercised due to any reason (except the breach of this Agreement by Party A or Party B), each party shall immediately seek the most similar substitute proposal of this Agreement and enter into a supplementary agreement or adjust the terms and conditions of this Agreement in order to ensure the achievement of the purpose of this Agreement.

Clause 4.	Indemnity

1.           Each of the parties hereto agrees that Party A will not assume any liabilities to or compensate (in currency or any other form) Party B, any of the Kingold Shareholders or any third party due to the exercise of the Commissioned Voting.

2.           Party B and the Kingold Shareholders, jointly and severally, agree that they will indemnify, protect and prevent Party A against or from the losses, liabilities, expenses and reasonable fees (including reasonable legal fees) actually arising from or in relation to any damage, claim, loss, charge, legal proceeding, lawsuit and fine caused by the exercise of the Commissioned Voting, so long as Party A acted in good faith and is not found to be guilty of gross negligence or willful misconduct with respect thereto.

Clause 5.	Term of this Agreement

1.           This Agreement shall come into effect as of the day when all parties sign and stamp it and shall remain in force unless terminated pursuant to this Clause.

2.           The term of this Agreement may be extended by Party A in its sole discretion before the termination or expiration of this Agreement.  The term of extension shall be determined through mutual agreement by all parties to this Agreement.

3.           This Agreement will not terminate until the purchase of the 95% equities or all the assets of Party B by Party A is completed, unless otherwise unanimously agreed by all parties.

4.           This Agreement may be terminated by Party A by giving 30 days prior written notice to each of the Kingold Shareholders and Party B.

5.           Clause 4 regarding indemnity shall survive the termination of this Agreement.

Clause 6.	Governing Law

The execution, validity, effect, interpretation, performance and dispute solution of this Agreement shall be governed by the laws and regulations of the PRC.

Clause 7.	Dispute Resolution

All parties agree that any dispute arising from or in relation to this Agreement shall first be settled by the friendly negotiation of both parties.  If the negotiation fails within 45 days, either party shall have the right to file the dispute with China International Economic and Trade Arbitration Commission (“CIETAC”) in Beijing for arbitration pursuant to the currently effective arbitration rules of CIETAC at the time of application.  This arbitration shall be final and bind both parties and shall be enforceable in any court of competent jurisdiction.  The arbitration fees shall be born by the losing party.

Clause 8.	General Terms

1.           Entire Agreement.  This Agreement and the Exhibits and Schedules hereto contain the entire understanding between the parties, no other representations, warranties or covenants having induced any party to execute this Agreement, and supersede all prior or contemporaneous agreements with respect to the subject matter hereof.  All exhibits, addendums, and schedules referred to in this Agreement are incorporated herein by reference.  All references to schedules and exhibits are to exhibits and schedules attached to and to become a part of this Agreement unless otherwise indicated.

2.           Amendment.  Any amendment and/or rescission shall be in writing and signed by the authorized representatives of all parties.  Such revision shall be a valid integral part of this Agreement.

3.           Headings.  The headings of any Clauses or other portion of this Agreement are for convenience only and are not to be considered in construing this Agreement.

4.           Construction.  References in this Agreement to ‘‘Clauses,” “Sections,” “Schedules” and “Exhibits” shall be to the Clauses, Sections, Schedules and Exhibits of this Agreement, unless otherwise specifically provided; any use in this Agreement of the singular or plural, or the masculine, feminine or neuter gender, shall be deemed to include the others, unless the context otherwise requires; the words “herein”, “hereof” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; the word “including” when used in this Agreement shall mean “including without limitation”; and except as otherwise specified in this Agreement, all references in this Agreement (a) to any agreement, document, certificate or other written instrument shall be a reference to such agreement, document, certificate or instrument, in each case together with all exhibits, schedules, attachments and appendices thereto, and as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof; and (b) to any law, statute or regulation shall be deemed references to such law, statute or regulation as the same may be supplemented, amended, consolidated, superseded or modified from time to time.

5.           Transfer.  Without the prior written consent of Party A, neither Party B nor any of the Kingold Shareholders shall transfer all or part of their rights and obligations under this Agreement to any third party or its affiliate; and any transfer on or in relation to this Agreement without approval shall be invalid.  Party A shall determine whether to approve a transfer within thirty (30) days after the receipt of a transfer notice from a Kingold Shareholder without unreasonable delay.

6.           Severability.  Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof, and any such prohibition or enforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.           Waiver.  No failure or delay of either party to enforce any right hereunder shall constitute a waiver of any such right hereunder.  No waiver shall be effective hereunder unless in writing and a waiver shall only be effective for the specific act or circumstance for which it is given and not for any future act or circumstance.

8.           Succession of this Agreement.  This Agreement shall bind the successors and transferees of all parties.

9.           Language.  This Agreement is in both Chinese and English and signed by all parties, and the two versions have the same effect.  Should there be any discrepancy between the two language versions, the Chinese version shall prevail.

10.         Notices.  All notices required or permitted under this Agreement shall be in writing and shall be sufficiently given only if mailed by registered or certified mail, return receipt requested, or sent by expedited or overnight delivery service with return receipt, or sent by telecopier with confirmed receipt, to the party to receive notice at the following addresses or at such other address as any party may, upon ten (10) days prior written notice, direct:

If to Party A:

With a copy to:	[______________________]

If to Party B:

With a copy to:	[______________________]

If to the Kingold Shareholders:

With a copy to:	[______________________]

11.         Copies of this Agreement.  This Agreement shall be executed in four counterparts, each party holds one and the rests are used for the transaction of related formalities.  Each of the copies shall be deemed as the original one and has the same effect.

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IN WITNESS HEREOF, all parties have signed this Agreement on the date specified on the first page of this Agreement by their respective authorized representatives.

Party A:  Wuhan Vogue-Show Jewelry Co., Ltd (seal)

Signature of Legal Representative (or Authorized Representative):

Party A:  Wuhan Kingold Jewelry Co., Ltd (seal)

Signature of Legal Representative (or Authorized Representative):

The Kingold Shareholders:

Jia Zhihong (signature):_________________________	Tang Yongbao (signature):_______________________

Dai Cuiyuan (signature):_________________________	Huang Fan (signature):__________________________

Zhao Jin (signature):____________________________	Zhao Bin (signature):___________________________

Chen Wei (signature):___________________________	Wang Jun (signature):__________________________

Xu Ji (signature):_______________________________	Wu Xueyuan (signature):________________________

Hu Ziwei (signature):____________________________	Oin Wanjiang (signature):________________________

Zuo Liping (signature):__________________________	Fu Liuyun (signature):__________________________

Dai Yichao (signature):__________________________	Yang Chonghui (signature):______________________

Niao Hanmei (signature):_________________________	Wang Yan (signature):__________________________

Pan Ming (signature):___________________________	Yang Guoqiao (signature):_______________________

Yan Huan (signature):___________________________	Li Feng (signature):____________________________

Yao Hai Qiong (signature):_______________________	Li Huili (signature):_____________________________

Li Ziliang (signature):___________________________	Zhuang Wenbo (signature):______________________

Xue Yi (signature):_____________________________	Wang Zhaoping (signature):_____________________

Li Meidie (signature):___________________________	Lai Suhua (signature):___________________________

Cheng Ying (signature):_________________________	Zhou Lin (signature):___________________________

Zhang Jing (signature):__________________________	Liu Min (signature):____________________________

Zhang Jianshe (signature):_______________________	Feng Ligang (signature):_________________________

Wang Jianxin (signature):________________________	Xiong Shuming (signature):______________________

Luo Anying (signature):_________________________	Guo Yong (signature):___________________________

Guang Jun (signature):__________________________

Wuhan Xinyuejin Industrial Co., Ltd (seal)

Authorized Representative (signature):

Table 1:

Serial No.	Name	Address	ID No. (Registration No.)	Number of Shares Held (10,000)	Proportion of Shares Held (%)
1	Jia Zhihong	No. 40-1, Laodong St., Jiang’an District, Wuhan	420102196111133118	6636.65	66.3665
2	Tang Yongbao	1st Floor 1, No. 2, Zhangjiawan, Wuchang District, Wuhan	4208219710514004X	400.00	4.00
3	Dai Cuiyuan	No. 11, Taohuawu, Yunshan St., Lanxi, Zhejiang Province	330719195208060027	400.00	4.00
4	Huang Fan	2nd 1, No. 1190, Jiefang Ave., Jiang’an District, Wuhan	420102194107051735	300.00	3.00
5	Zhao Jin	No. 13, 8th Area, Yuege Village, Hancuahe Town, Fangshen District, Beijing	110111194910043615	250.00	2.50
6	Zhao Bin	West 8 Building, No. 3, Taipingyang Industrial Zone, Shaoyan Rd., Yantian District, Shenzhen, Guangdong Province	440621196805223134	200.00	2.00
7	Chen Wei	No. 3-8, Nanhu Tongheiqiao, Shizishan St., Hongshan District, Wuhan	420111197610265036	183.00	1.83
8	Wang Jun	4th Floor, No. 136, Shahuzhui, Wuchang District, Wuhan	420106197411082439	132.35	1.3235
9	Xu Ji	20-102, No. 5 Building, Fusheng Garden, Fujian Rd., Hexi District, Tianjia	120103195611280035	100.00	1.00
10	Wu Xueyuan	2-14F, Baihua Apartments, Futian District, Shenzhen, Guangdong Province	432301196601232061	100.00	1.00
11	Hu Ziwei	No. 255, Jiefang Ave., Wuchang District, Wuhan	420802198702070021	79.00	0.79
12	Qin Wanjiang	No. 9, Houhainanyan, Xicheng District, Beijing	110102195811271186	75.00	0.75
13	Zuo Liping	2-502, No. 13 building, Lougouqiaonanli, Fengtai District, Beijing	110106195908041526	150.00	1.50
14	Fu Liuyun	14th Floor 1, No. 37, Jingwa Rd. Jianghan District, Wuhan	420102193605103126	42.00	0.42

Table 1-1

Serial No.	Name	Address	ID No. (Registration No.)	Number of Shares Held (10,000)	Proportion of Shares Held (%)
15	Dai Yichao	No. 19, Huanghe’er Village, Jiang’an District, Wuhan	420102196210173174	35.00	0.35
16	Yang Chonghui	No. 4, 3-10, Baiyan Residential Area, Gucheng St., Linhai, Zhejiang Province	331082198309300318	30.00	0.30
17	Liao Hanmei	3rd Floor 1, Xiangiangli No. 29, Hongkong St., Jianghan District, Wuhan	420102195411082100	30.00	0.30
18	Wang Yan	7th Floor 3, No. 12, Taibei Rd., Jiang’an District, Wuhan	420102197507160328	30.00	0.30
19	Pan Ming	No. 30-2-201, Meiyuan Residential Area Phase II, Wuchang District, Wuhan	422201196303120830	24.00	0.24
20	Yan Guoqiao	3rd Floor 1, NO. 241, Hanyang Ave., Hanyang District, Wuhan	420104195610304338	20.00	0.20
21	Yan Huan	No. 59-402, Dongfang Garden, Hanyang District, Wuhan	420105198202280445	20.00	0.20
22	Li Fong	2nd Floor 1, No. 1095-61, Jiefang Ave., Qiaokou District, Wuhan	420104196303090012	20.00	0.20
23	Yao Haiqiong	No. 50, Niupiling, Jiang’an District, Wuhan	420102197002033729	15.00	0.15
24	Li Huili	No. 506, Hexingli, Changqing Office, Dongxihu District, Wuhan	410321197701145525	12.00	0.12
25	Li Ziliang	4th Floor 1, No. 391, Changdi St., Qiaokou District, Wuhan	42010419810128271X	10.00	0.10
26	Zhuang Wenbo	13th Floor 7, No. 684-18, Jiefang Ave., Jianghan District, Wuhan	420103196710253716	10.00	0.10
27	Xue Xi	6th Floor 2, No. 3-13, Xuesong St., Jianghan District, Wuhan	420106196105245223	10.00	0.10
28	Wang Zhaoping	No. 25, Minzu Rd., Jianghan District, Wuhan	42010419691124242X	10.00	0.10
29	Li Mengdie	8th Floor 1, No. 117-4, Fazham Ave., Jianghan District, Wuhan	420104196407234324	10.00	0.10

Table 1-2

Serial No.	Name	Address	ID No. (Registration No.)	Number of Shares Held (10,000)	Proportion of Shares Held (%)
30	Lai Suhua	5th Floor 1, No. 17 Yiyuan Rd., Jiang’an District, Wuhan	420102196305112067	10.00	0.10
31	Cheng Ying	3-504, No. 8 Building, Fulinyuan Residential Area, Chaoyang District, Beijing	420111197112044169	10.00	0.10
32	Zhou Lin	24th Floor 5, No. 130, Sanyang Rd., Jiang’an District, Wuhan	360403197412280323	8.00	0.08
33	Zhang Jing	No. 70, Fenbu St., Nangang District, Harbin	230103197501177023	8.00	0.08
34	Liu Min	No. 5-5-4-2, Xufeng Apartments, Wuchang District, Wuhan	420107197105100068	6.00	0.06
35	Zhang Jianshe	No. 46-4, Xian’anfang, Jiang’an District, Wuhan	42010219530709032X	6.00	0.06
36	Feng Ligang	No. 40, 1st Group, Fenghuang Village, Shuanghe Town, Changaing County, Sichuan Province	512530197603067079	5.00	0.05
37	Wang Jianxin	7th Floor 2, No. 428, Qingnian Rd., Jianghan District, Wuhan	420103196104033756	4.00	0.04
38	Xiong Shuming	No. 28-3-601, Zisha Rd., Wuchang District, Wuhan	420106196305011632	3.00	0.03
39	Luo Anying	2-502, No. 58-13, Taiyuan Rd., Wuchang District, Wuhan	420106196211252021	2.00	0.02
40	Guo Yong	203, No. 1296, Yanchang Rd., Chengguan District, Lanzhou, Gansu Province	620402197108082012	2.00	0.02
41	Guang Jun	No. 89., Jiaotong Rd., Douhe Town, Xiantao, Hubei Province	429004197903111144	2.00	0.02
42	Wuhan Xinyuejin Industrial Co., Ltd	No. Te 1, Luojiazui Rd., Jiang’an District, Wuhan	Registration No. 4201021100565	100.00	1.00

Table 1-3